UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):    June 30, 2023
BENSON HILL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39835	85-3374823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1001 North Warson Rd.
St. Louis, Missouri 63132
(Address of principal executive offices)
(314) 222-8218
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	BHIL	The New York Stock Exchange
Warrants exercisable for one share of common stock at an exercise price of $11.50	BHIL WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 3, 2023 (the “January 8-K”), on December 29, 2022, Benson Hill, Inc. (the “Company”), through its wholly owned subsidiaries, Benson Hill Fresh, LLC (the “Seller”) and Benson Hill Holdings, Inc. (“Holdings”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Sweet Sixty, LLC, a Florida limited liability company (the “Buyer”). Pursuant to the Stock Purchase Agreement, the Seller agreed to sell all of the outstanding equity securities of J&J Produce, Inc. (“J&J”), and all of the outstanding equity securities of J&J’s subsidiaries, to the Buyer for aggregate cash consideration of $3 million, subject to adjustment for the value of certain fixed assets that have been sold, stolen, or destroyed, as set forth in the Stock Purchase Agreement (the “Stock Sale”). As previously disclosed in the January 8-K, in connection with the Stock Purchase Agreement, on December  29, 2022, J&J also entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with the Buyer. Pursuant to the Purchase and Sale Agreement, J&J sold certain real and personal property comprising an agricultural production and processing facility located in Vero Beach, Florida to the Buyer for an aggregate purchase price of $18 million, subject to the adjustments set forth in the Purchase and Sale Agreement. Pursuant to the Purchase and Sale Agreement, certain property is leased back to the Seller pursuant to a separate agricultural and facility lease.

On June 30, 2023, the Company, Seller, Holdings and Buyer consummated the Stock Sale (the “Closing”), and pursuant to the Stock Purchase Agreement, $900,000 of the Purchase Price has been placed into an escrow account to cover any indemnification claims or any other claims pursuant to the Stock Purchase Agreement by the Buyer, of which $450,000 will be released to the Seller after the first anniversary of the Closing, with the remaining funds released after the second anniversary of the Closing, in each case subject to certain conditions (including the adjudication or disposition of certain claims).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENSON HILL, INC.

By:	/s/ Dean Freeman
Dean Freeman
Chief Financial Officer
Date: June 30, 2023